SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


 Date of report (Date of earliest event reported) November 28, 2000
                                                  ------------------------------

                                 MascoTech, Inc.
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               (Exact name of Registrant as Specified in Charter)

         Delaware                      001-12068                 38-251395
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(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
 of Incorporation)                                          Identification No.)

21001 Van Born Rd, Taylor, MI                                     48180
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code (313) 274-7405
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 1.  Change of Control of Registrant

     On November 28, 2000, an affiliate of Heartland Industrial Partners, L.P. ("Heartland") merged with and into MascoTech, Inc. (the "Company") pursuant to a Recapitalization Agreement dated as of August 1, 2000 (the "Recapitalization Agreement") attached hereto as Exhibit 99.1 and incorporated herein by reference. The merger was a "going private" transaction as described in more detail in the Statement on Schedule 13E-3 and the Definitive Proxy Statement on
Schedule 14A filed by the Company with the Commission on October 26, 2000, which are attached hereto as Exhibit 99.2 and 99.3, respectively, and incorporated herein by reference.

Item 5.  Other Events.

     On November 28, 2000, the Company issued a press release announcing that the merger of an affiliate of Heartland with the Company had been completed as of November 28, 2000. As a result of the merger, each outstanding share of the Company's common stock was converted into the right to receive $16.90 in cash plus additional cash amounts from the net proceeds of the disposition of stock of Saturn Electronics & Engineering Inc. held by MascoTech as specified in the recapitalization agreement between MascoTech and the Heartland affiliate dated August 1, 2000, as amended. A copy of the press release is attached hereto as
Exhibit 99.4 and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits

          Exhibit No.  Description
          -----------  -------------------------------------------------------

            99.1 Recapitalization Agreement dated as of August 1, 2000 between MascoTech, Inc. and Riverside Company LLC (incorporated by reference to an exhibit to a report on Form 8-K previously filed on August 7, 2000)

            99.2 Statement on Schedule 13E-3 (previously filed on October 26, 2000)

            99.3 Definitive Proxy Statement on Schedule 14A (previously filed on October 26, 2000)

            99.4       Press Release of MascoTech, Inc. dated as of November 28,
                       2000


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                                      -3-

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   MASCOTECH, INC.


                                   By:  /s/ David B. Liner
                                        ----------------------------------------
                                        Name:   David B. Liner
                                        Title:  Vice President and
                                                General Counsel


November 28, 2000